SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report February 16, 1999

                       KINDER MORGAN ENERGY PARTNERS, L.P.
                        KINDER MORGAN OPERATING L.P. "A"
                        KINDER MORGAN OPERATING L.P. "B"
                        KINDER MORGAN OPERATING L.P. "C"
                        KINDER MORGAN OPERATING L.P. "D"
                  KINDER MORGAN NATURAL GAS LIQUIDS CORPORATION
                             KINDER MORGAN CO2, LLC
                       KINDER MORGAN BULK TERMINALS, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                     1-11234               76-0380342
              Delaware                   333-66931-01            76-0380015
              Delaware                   333-66931-02            76-0414819
              Delaware                   333-66931-03            76-0547319
              Delaware                   333-66931-04            76-0561780
              Delaware                   333-66931-05            76-0256928
              Delaware                   333-66931-06            76-0563308
             Louisiana                  333-66931-07             72-1073113
    (State or other jurisdiction       (Commission File        (I.R.S. Employer
 of incorporation or organization)         Number)        Identification Number)


              1301 McKinney Street, Ste. 3450, Houston, Texas 77010
               (Address of principal executive offices)(zip code)
        Registrant's telephone number, including area code: 713-844-9500

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Item 5.  Other Events

        On  January  29,  1999,   Kinder  Morgan  Energy  Partners,   L.P.  sold
$250,000,000 aggregate principal amount of its 6.30% Senior Notes due February 1, 2009 pursuant to an underwritten public offering.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)     Exhibits

     1.1 Underwriting Agreement dated as of January 26, 1999 between Kinder Morgan Energy Partners, L.P. and Goldman, Sachs & Co., A.G. Edwards & Sons, Inc., NationsBanc Montgomery Securities LLC, Prudential Securities Incorporated and Salomon Smith Barney, Inc.

     4.1 Indenture dated as of January 29, 1999 between Kinder Morgan Energy Partners, L.P., certain Guarantors named therein and U.S. Trust Company of Texas, N.A.

     4.2 First Supplemental Indenture dated as of January 29, 1999 between Kinder Morgan Energy Partners, L.P., certain Guarantors named therein and the U.S. Trust Company of Texas, N.A., including form of senior notes.

     5.1 Opinion of Morrison & Hecker, L.L.P.

     12.1 Computation of Pro Forma Ratio of Earnings to Fixed Charges

     23.1 Consent of Morrison & Hecker, L.L.P. (included in Exhibit 5.1).




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KINDER MORGAN ENERGY PARTNERS, L.P.
                                        (A Delaware Limited Partnership)
                                        By: KINDER MORGAN G.P., INC.
                                        as General Partner

                                        By: /s/ David G. Dehaemers, Jr.
                                             ---------------------------
                                             David G. Dehaemers, Jr.
                                             Vice President, CFO, Treasurer
                                             and Assistant Secretary


                                        KINDER MORGAN OPERATING L.P. "A"
                                        (A Delaware Limited Partnership)
                                        By: KINDER MORGAN G.P., INC.
                                        as General Partner

                                        By: /s/ David G. Dehaemers, Jr.
                                             ---------------------------
                                             David G. Dehaemers, Jr.
                                             Vice President, CFO, Treasurer
                                             and Assistant Secretary



                                        KINDER MORGAN OPERATING L.P. "B"
                                        (A Delaware Limited Partnership)
                                        By: KINDER MORGAN G.P., INC.
                                        as General Partner

                                        By: /s/ David G. Dehaemers, Jr.
                                             ---------------------------
                                             David G. Dehaemers, Jr.
                                             Vice President, CFO, Treasurer
                                             and Assistant Secretary



                                        KINDER MORGAN OPERATING L.P. "C"
                                        (A Delaware Limited Partnership)
                                        By: KINDER MORGAN G.P., INC.
                                        as General Partner

                                        By: /s/ David G. Dehaemers, Jr.
                                             ---------------------------
                                             David G. Dehaemers, Jr.
                                             Vice President, CFO, Treasurer
                                             and Assistant Secretary



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


                                        KINDER MORGAN OPERATING L.P. "D"
                                        (A Delaware Limited Partnership)
                                        By: KINDER MORGAN G.P., INC.
                                        as General Partner

                                        By: /s/ David G. Dehaemers, Jr.
                                             ---------------------------
                                             David G. Dehaemers, Jr.
                                             Vice President, CFO, Treasurer
                                             and Assistant Secretary



                                        KINDER MORGAN NATURAL GAS LIQUIDS
                                        CORPORATION
                                        (A Delaware Corporation)

                                        By: /s/ David G. Dehaemers, Jr.
                                             ---------------------------
                                             David G. Dehaemers, Jr.
                                             Vice President, CFO, Treasurer
                                             and Assistant Secretary



                                        KINDER MORGAN CO2, LLC
                                        (A Delaware Limited Liability Company)
                                        By: KINDER MORGAN OPERATING L.P. "A"
                                        as sole Member
                                        By: KINDER MORGAN G.P., INC.
                                        as General Partner

                                        By: /s/ David G. Dehaemers, Jr.
                                             ---------------------------
                                             David G. Dehaemers, Jr.
                                             Vice President, CFO, Treasurer
                                             and Assistant Secretary



                                        KINDER MORGAN BULK TERMINALS, INC.
                                        (A Louisiana Corporation)

                                        By: /s/ David G. Dehaemers, Jr.
                                             ---------------------------
                                             David G. Dehaemers, Jr.
                                             Vice President, CFO, Treasurer
                                             and Assistant Secretary



Date:   February 16, 1999



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